Exhibit 99.5

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
December 31, 1996



        Expected B Maturity                         9/15/04


        Blended Coupon                               5.9218%


        Excess Protection Level
          3 Month Average   5.28%
            December, 1996   5.41%
            November, 1996   5.33%
            October, 1996   5.12%


        Cash Yield                                  17.30%


        Investor Charge Offs                         3.97%


        Base Rate                                    7.92%


        Over 35 Day Delinquency                      4.52%


        Seller's Interest                           17.12%


        Total Payment Rate                          11.85%


        Total Principal Balance                     $23,372,253,332.68


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,000,325,814.19